UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2021, Welltower Inc. (the “Company”) announced the appointment of John F. Burkart as Executive Vice President, Chief Operating Officer of the Company. Upon joining the Company on July 19, 2021, Mr. Burkart will assume leadership responsibilities across the organization, including platform-wide operations, asset and portfolio management, data analytics, research, and joint venture partnerships.

Prior to joining the Company, from 1996 until January, 2021, Mr. Burkart, age 57, served in various roles at Essex Property Trust (NYSE: ESS), a multifamily REIT, most recently serving as Senior Executive Vice President and Chief Operating Officer since 2019. As Chief Operating Officer, Mr. Burkart held critical and wide-ranging responsibilities, including the oversight of operations, redevelopment and capital maintenance, research, and information technology. Prior to his role as Chief Operating Officer, from 2015 to 2019 Mr. Burkart served as Senior Executive Vice President, overseeing multiple divisions including Operations, Asset & Portfolio Management, Redevelopment & Capital Maintenance, Research and Information Technology. Mr. Burkart received an MBA in Real Estate from Golden Gate University and a bachelor of science in finance from San Jose State University.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Burkart’s appointment described in Item 5.02 above has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Welltower Inc. dated June 8, 2021.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

Date: June 8, 2021	By:	/s/ MATTHEW MCQUEEN
Name: Matthew McQueen
	Title:	Executive Vice President – General Counsel & Corporate Secretary